Property, Plant and Equipment (Notes)	12 Months Ended
Dec. 28, 2019
Property, Plant and Equipment [Abstract]
Property, plant and equipment	Property, Plant and Equipment
Property, plant and equipment consisted of the following (in millions):

	December 28, 2019	December 29, 2018
Land	$210	$218
Buildings and improvements	2,447	2,375
Equipment and other	6,552	5,904
Construction in progress	1,033	1,165
	10,242	9,662
Accumulated depreciation	(3,187)	(2,584)
Property, plant and equipment, net	$7,055	$7,078
At December 28, 2019 and December 29, 2018, property, plant and equipment, net, excluded amounts classified as held for sale. See Note 4, Acquisitions and Divestitures, for additional information. Depreciation expense was $708 million in 2019, $693 million in 2018, and $753 million in 2017.